Exhibit 4.2

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

BLOSSOMHILL THERAPEUTICS, INC.

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of December 28, 2023, by and among BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) and the investors listed on EXHIBIT A hereto (referred to hereinafter as the “Investors” and each individually as an “Investor”).

RECITALS

WHEREAS, the Company entered into that certain Second Amended and Restated Investor Rights Agreement, dated as of March 1, 2021 (the “Prior IRA”);

WHEREAS, certain investors are purchasing shares of the Company’s Series B Preferred Stock pursuant to the Purchase Agreement;

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the parties executing and delivering this Agreement;

WHEREAS, pursuant to Section 5.5 of the Prior IRA, the Company and the holders of at least a majority of the Registrable Securities (as defined in the Prior IRA) desire to amend and restate the Prior IRA in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted under the Prior IRA; and

WHEREAS, in connection with the consummation of the purchase and sale of the Series B Preferred, the parties desire to enter into this Agreement in order to grant registration, information rights and other rights to the Investors as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. GENERAL.

1.1 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

(b) “Convertible Securities” means any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(c) “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other equity security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e) “Exempted Securities” means (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities:

(i) as to any series of Preferred Stock, shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on such series of Preferred Stock (including dividends payable in connection with dividends on other classes or series of stock);

(ii) shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up, reclassification, exchange, substitution, reorganization, merger, or consolidation;

(iii) shares of Common Stock, Options or Convertible Securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by a majority of the Board of Directors, including a majority of the Preferred Directors;

(iv) shares of Common Stock or Options issued to employees or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by a majority of the Board of Directors, including a majority of the Preferred Directors;

(v) shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security; or

(vi) shares of Common Stock issued in connection with an Initial Offering; or

(vii) shares of Common Stock, Options or Convertible Securities issued in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by a majority of the Board of Directors, including a majority of the Preferred Directors.

(f) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(g) “GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

(h) “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

(i) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

(j) “Major Investor” means (1) an Investor that holds shares of Series Angel Preferred, (2) an Investor that holds at least 4,000,000 shares of Series A Preferred, and (3) an Investor that holds at least 4,000,000 shares of Series B Preferred (as adjusted for stock splits, combinations, reclassifications or the like).

(k) “Option” means any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(l) “Preferred A Director” means any director of the Company that the holders of the Series A Preferred are entitled to elect, exclusively and as a separate class, pursuant to the Restated Charter.

(m) “Preferred Angel Director” means the director of the Company that the holders of the Series Angel Preferred are entitled to elect, exclusively and as a separate class, pursuant to the Restated Charter.

(n) “Preferred B Director” means any director of the Company that the holders of the Series B Preferred are entitled to elect, exclusively and as a separate class, pursuant to the Restated Charter.

(o) “Preferred Directors” means, collectively, the Preferred A Director, the Preferred Angel Director, and the Preferred B Director.

(p) “Preferred Stock” means, collectively, the Series Angel Preferred, the Series A Preferred, and the Series B Preferred.

(q) “Purchase Agreement” means that certain Series B Preferred Stock Purchase Agreement, dated as of even date herewith.

(r) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(s) “Registrable Securities” means (a) Common Stock issuable or issued upon conversion of the Shares and (b) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144 or (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

(t) “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

(u) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3, and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(v) “Rule 144” shall mean Rule 144 promulgated under the Securities Act.

(w) “SEC” or “Commission” means the Securities and Exchange Commission.

(x) “Securities Act” shall mean the Securities Act of 1933, as amended.

(y) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.

(z) “Series A Preferred” means the Company’s Series A Preferred Stock, par value $0.0001 per share.

(aa) “Series Angel Preferred” means the Company’s Series Angel Preferred Stock, par value $0.0001 per share.

(bb) “Series B Preferred” means the Company’s Series B Preferred Stock, par value $0.0001 per share.

(cc) “Shares” shall mean the Preferred Stock held from time to time by the Investors listed on EXHIBIT A hereto and their permitted assigns.

(dd) “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1 Restrictions on Transfer.

(a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. After its Initial Offering, the Company will not require any transferee pursuant to Rule 144 to be bound by the terms of this Agreement if the shares so transferred do not remain Registrable Securities hereunder following such transfer.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its (i) partners or former partners in accordance with partnership interests or (ii) affiliated partnerships or funds managed by it or any of their respective directors, officers or partners, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, or (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

(c) Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THERE IS A VALID EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Offering and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder.

(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of at least 70% of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities with an aggregate offering price to the public of not less than $15,000,000, then the Company shall, within 30 days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use best efforts to effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders of at least a majority of the Registrable Securities held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). In no event shall the number of Registrable Securities underwritten in such registration be limited unless and until all shares held by persons other than Holders, including the Company, are completely excluded from such offering. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to the earlier of (A) the sixth anniversary of the date of this Agreement or (B) of the expiration of the restrictions on transfer set forth in Section 2.11 following the Initial Offering;

(ii) after the Company has effected two registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii) during the period starting with the date of filing of, and ending on the date 180 days following the effective date of the registration statement pertaining to the Initial Offering (or such longer period as may be determined pursuant to Section 2.11 hereof); provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(iv) if within 30 days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for its Initial Offering within 90 days;

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company (the “Board”), it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than twice in any 12-month period;

(vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least 15 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder.

Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within 15 days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If the registration statement of which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the Company determines in good faith, based on consultation with the underwriter, that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below 25% of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 10 business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4 Form S-3 Registration. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least thirty percent (30%) of the Registrable Securities then outstanding (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000;

(iii) if within 30 days of receipt of a written request from any Holders pursuant to this Section 2.4, the Company gives notice to such Holders of the Company’s intention to make a public offering within 90 days, other than pursuant to a Special Registration Statement;

(iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than twice in any 12-month period;

(v) if the Company has already effected three registrations on Form S-3 for the Holders pursuant to this Section 2.4;

(vi) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.4; or

(vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.2, 2.3, or 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Sections 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of at least a majority of Registrable Securities agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Sections 2.2 or 2.4, as applicable, to undertake any subsequent registration, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Sections 2.2 or 2.4, as applicable, to undertake any subsequent registration.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of at least a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 30 days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed 60 days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below). In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive 60 days with the consent of the holders of at least a majority of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any

Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use their best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement other than a registration statement on Form S-3 that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use commercially reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Use commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

2.7 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3, or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3, or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 to the extent, and only to the extent, prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e) The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.8 would apply that is covered by a registration filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, general partner, limited partner, former partner, member or former member of a Holder that is a corporation, partnership or limited liability company, (b) is a Holder’s family member or trust for the benefit of an individual Holder, (c) acquires at least 50,000 shares of Registrable Securities (as adjusted for stock splits and combinations) or (d) is a fund that is controlled by or under common control with one or more current or former general partners or managing members of, or shares the same management company with, the Holder; provided, however, (i) the transferor shall, promptly furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.10 Limitation on Subsequent Registration Rights. Other than as provided in Section 5.10, after the date of this Agreement, the Company shall not, without the written consent of Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder rights to demand the registration of shares of the Company’s capital stock, or to include such shares in a registration statement that would reduce the number of shares includable by the Holders.

2.11 “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock (or other securities of the Company) held by such Holder immediately before the effective date of the registration statement for the Initial Offering (other than those included in the registration) during the 180-day period following the effective date of the Initial Offering (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that all officers and directors of the Company and holders of at least 1% of the Company’s voting securities are bound by and have entered into similar agreements. The foregoing provisions of this Section 2.11 shall apply only to the Initial Offering and shall not apply to the establishment of a trading plan pursuant to Rule 10b5-1, provided that such plan does not permit transfers during the restricted period. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Company stockholders that are subject to such agreements, based on the number of shares subject to such agreements.

2.12 Agreement to Furnish Information. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriters that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities of the Company), each Holder shall provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in Section 2.11 and this Section 2.12 shall not apply to a Special Registration Statement. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such shares of Common Stock (or other securities of the Company) until the end of such period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.11 and 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.11 and 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

2.13 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.14 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.2, Section 2.3, or Section 2.4 hereof shall terminate upon the earlier of: (i) the date three years following an Initial Offering that results in the conversion of all outstanding shares of Preferred Stock; (ii) as to any particular Holder, following the Qualified IPO (as defined in the Company’s Third Amended and Restated Certificate of Incorporation (the “Restated Charter”)) (a “Qualified IPO”), at such time as all Registrable Securities issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its affiliates) may be sold pursuant to Rule 144 during any 90-day period, or (iii) the closing of a Liquidation Event, as such term is defined in the Restated Charter. Upon such termination, such shares shall cease to be “Registrable Securities” hereunder for all purposes.

SECTION 3. COVENANTS.

3.1 Basic Financial Information and Reporting.

(a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with GAAP (except as noted therein or as disclosed to the recipients thereof), and will set aside on its books all such proper accruals and reserves as shall be required under GAAP.

(b) To the extent requested by a Major Investor, as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, the Company will furnish such Major Investor a balance sheet of the Company, as at the end of such fiscal year, and a statement of income, shareholders’ equity and a statement of cash flows of the Company, for such year, all prepared in accordance with GAAP (except as noted therein or as disclosed to the recipients thereof) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be audited by independent public accountants of national standing selected by the Board.

(c) To the extent requested by a Major Investor, the Company will furnish each Major Investor, as soon as practicable after the end of each half year accounting period in each fiscal year of the Company, and in any event within 60 days thereafter, a balance sheet of the Company as of the end of each such period, and a statement of income and a statement of cash flows of the Company for such period, each prepared in accordance with GAAP (except as noted therein or as disclosed to the recipients thereof), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

(d) To the extent requested by a Major Investor, the Company will furnish each such Major Investor, as soon as practicable prior to the end of each fiscal year of the Company, and in any event at least 45 days prior to the beginning of the next fiscal year, an annual budget and operating plans for the next fiscal year (and as soon as available, any subsequent written revisions thereto).

(e) To the extent requested by a Major Investor no more than once per each quarter of each fiscal year of the Company, the Company will provide such Major Investor a detailed capitalization table.

3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 Confidentiality of Records. Each Investor agrees to use the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to such Investor that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information (i) to any current, former or prospective partner, subsidiary or parent of such Investor as long as such partner, subsidiary or parent is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3 or comparable restrictions; (ii) at such time as it enters the public domain through no fault of such Investor; (iii) that is communicated to it free of any obligation of confidentiality; (iv) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company; or (v) as required by applicable law. .

3.4 Observer Right.

(a) As long as Vivo Innovation Fund II Holdings, L.P. (“Vivo”) and OrbiMed Private Investments VIII, LP (“OrbiMed”) collectively continue to maintain a right to designate at least one member of the Board, the Company shall invite a representative of designated by the mutual agreement of Vivo and Orbimed to attend all meetings of the Board (or any committee thereof) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or create a conflict of interest.

(b) As long as Cormorant Private Healthcare Fund III, LP, Cormorant Global Healthcare Master Fund, LP, and CRMA SPV, L.P. (collectively, “Cormorant”) collectively continue to maintain a right to designate at least one member of the Board, the Company shall invite a representative of designated by Cormorant to attend all meetings of the Board (or any committee thereof) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or create a conflict of interest.

3.5 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

3.6 Stock Vesting. Unless otherwise approved by the Board, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) 25% of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person’s services commencement date with the Company, and (b) 75% of such stock shall vest over the next three years. Employees purchasing shares pursuant to early exercise stock purchase agreements shall be subject to a repurchase option which will provide that upon termination of the employment of the stockholder, the Company has the option to repurchase at cost any unvested shares held by such stockholder.

3.7 Employment Agreements. Within a reasonable time following the Initial Closing (as defined in the Purchase Agreement), the Board will establish an performance based incentive package for the Company’s President and Chief Executive Officer, Jingrong Jean Cui, and the Company’s Executive Chairman, which consists of equity options (up to a maximum of 100,000 shares each) and cash bonuses (up to a maximum of $100,000 each) in line with biotech industry benchmark.

3.8 Director and Officer Insurance. The Company will use commercially reasonable efforts to obtain and maintain in full force and effect director and officer liability insurance in an amount customary for similarly situated companies and acceptable to the Board.

3.9 Proprietary Information and Inventions Agreement. The Company shall require all current officers, employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement substantially in a form approved by the Board.

3.10 Approval of Preferred Directors. The Company shall not, without the prior approval of the Board, including approval of the Preferred Angel Director, a majority of the Preferred A Directors, and at least one (1) Preferred B Director:

(a) except as provided herein, redeem any Common Stock or Preferred Stock or repay any debt other than bank debt or debt incurred in the ordinary course of business;

(b) repurchase any shares of the Company, except from the current or former employees, directors or consultants of the Company under the terms of any stock option plans in effect, and except in accordance with the Restated Charter;

(c) sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other entity (other than a wholly owned subsidiary corporation) or effect any transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of;

(d) amend the Restated Charter or Bylaws of the Company, or change the authorized size of the Company’s Board of Directors; or

(e) liquidate or dissolve the Company;

(f) sell any shares held by the Company in any of its subsidiaries;

(g) make any loans or advances to employees in excess of $10,000 (other than in the ordinary course of business as part of travel advances or salary);

(h) make guarantees in excess of $25,000 (other than in the ordinary course of business);

(i) mortgage or pledge, or create a security interest in, or permit any subsidiary to mortgage, pledge or create a security interest in, all or substantially all of the property of the corporation or such subsidiary of the Company;

(j) remove, destroy, lease, transfer, assign, sell or license any intellectual property of the company or subsidiaries (other than in the ordinary course of business);

(k) acquire substantially all the assets, intellectual property, or business of another subsidiary, company or corporation;

(l) own, or permit any subsidiary of the corporation to own, any stock or other securities of any subsidiary of the Company or other corporation, partnership or entity unless it is wholly owned by the corporation;

(m) sell any shares held by the Company in any of its subsidiaries;

(n) make any material changes to the Company’s existing lines of business;

(o) hire, appoint, terminate, remove, or change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

(p) increase or decrease the authorized number of directors constituting the Board of Directors; provided, however, that this Section 3.9(p) shall not apply to an increase in the authorized number of directors that occurs in accordance with Section 1.2(h) of that certain Third Amended and Restated Voting Agreement of the Company, dated of even date herewith;

(q) enter into any transaction between or involving (x) the Company (or any affiliate thereof) and (y) any officer, director, employee, consultant, or stockholder of the Company (or any affiliate of any such party), other than commercially reasonable employment and equity incentive agreements;

(r) amend the Restated Charter or Bylaws of the Company; or

(s) commit to any of the foregoing.

3.11 Directors’ Liability and Indemnification. The Restated Charter and Bylaws shall provide (a) for elimination of the liability of directors to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law. In addition, the Company shall enter into and use commercially reasonable efforts to at all times maintain indemnification agreements in a form approved by the Board. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by one (1) or more Investors may have certain rights to indemnification, advancement of expenses and/or insurance provided by one (1) or more of the Investors and certain of their Affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such director are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such director to the extent legally permitted and as required by the Restated Charter or Bylaws of the Company (or any agreement between the Company and such director), without regard to any rights such director may have against the Investor Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any such director with respect to any claim for which such director has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Preferred Director against the Company. If the Company or any of its successors or assignees consolidates with or merges into any other entity and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Restated Charter, or elsewhere, as the case may be. The directors and the Investor Indemnitors are intended third-party beneficiaries of this Section 3.10 and shall have the right, power and authority to enforce the provisions of this Section 3.10 as though they were a party to this Agreement.

3.12 Board Matters. The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board. The Company shall cause to be established, as soon as practicable after such request, and will maintain, an audit and compensation committee, each of which shall consist solely of non-management directors. Each non-employee director shall be entitled in such person’s discretion to be a member of each committee of the Board of Directors.

3.13 RESERVED.

3.14 Waiver of Statutory Information Rights. Each Investor hereby acknowledges and agrees that until the consummation of the Initial Offering, such Investor shall hereby be deemed to have unconditionally and irrevocably, to the fullest extent permitted by law, on behalf of such Investor and all beneficial owners of the shares of Common Stock or Preferred Stock owned by such Investor (a “Beneficial Owner”), waived, and does hereby so waive, any rights such Investor or a Beneficial Owner might otherwise have had under Section 220 of the DGCL (as defined below) (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in such Investor’s capacity as a stockholder and does not affect any other information and inspection rights such Investor may expressly have pursuant to Sections 3.1, or 3.2 of this Agreement. Each Investor hereby further warrants and represents that such Investor has reviewed this waiver with its legal counsel, and that such Investor knowingly and voluntarily waives its rights as a stockholder otherwise provided by Section 220 of the DGCL (or under similar rights under other applicable law).

3.15 Termination of Covenants. All covenants contained in Section 3 of this Agreement (other than the provisions of Sections 3.3, and 3.10 shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to a Qualified IPO or (ii) upon an Acquisition, Asset Transfer or other Liquidation Event (each as defined in the Restated Charter) pursuant to which the stockholders of the Company receive only cash or marketable securities.

SECTION 4. RIGHTS OF FIRST REFUSAL.

4.1 Subsequent Offerings.

(a) Subject to Section 4.1(b) and applicable securities laws, each Major Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Major Investor’s pro rata share is equal to the ratio of (i) the number of shares of the Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares or upon the exercise of outstanding warrants or options) of which such Major Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (ii) the total number of shares of Common Stock outstanding (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities.

(b) Notwithstanding Section 4.1(a), each Investor holding at least 3,748,387 shares of Series A Preferred or 3,778,940 shares of Series B Preferred (each as adjusted for stock splits, combinations, reclassifications or the like) shall have the right of first refusal to purchase a number of shares of Equity Securities that the Company may propose to sell and issue in the next equity financing after the date of this Agreement that results in aggregate gross proceeds to the Company of not less than $75,000,000, other than the Equity Securities excluded by Section 4.6 hereof, equal to (i) $15,000,000 divided by (ii) the price per share of the Equity Securities being sold in such equity financing.

4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have 15 days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

4.3 Issuance of Equity Securities to Other Persons. If not all of the Major Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed shares on a pro rata basis. The Major Investors shall have five days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. The Company shall have 90 days thereafter to sell the Equity Securities in respect of which the Major Investor’s rights were not exercised, at a price not lower and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within 90 days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

4.4 Termination and Waiver of Participation. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the effective date of the registration statement pertaining to a the Initial Offering, (ii) an Acquisition, Asset Transfer or other Liquidation Event in which the consideration paid to the Company’s stockholders is solely cash and/or marketable securities or (iii) solely with respect to any Major Investor, the date on which such Major Investor is offered a right of first refusal in accordance with Section 4.2 and elects not to exercise such right. Notwithstanding Section 5.5 hereof, the rights of first refusal established by this Section 4 may be amended, or any provision waived with and only with the written consent of the Company and the Major Investors holding at least a majority of the Registrable Securities held by all Major Investors, excluding any such Major Investor who is participating with respect to the offering to which such wavier relates.

4.5 Assignment of Rights of First Refusal. The rights of first refusal of each Major Investor under this Section 4 may be assigned to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.9.

4.6 Excluded Securities. The rights of first refusal in this Section 4 shall not be applicable to Exempted Securities.

4.7 Post-Closing Notice. Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Section 4, the Company may elect to give notice to the Major Investors within thirty (30) days after the issuance of Equity Securities. Such notice shall describe the type, price, and terms of the Equity Securities. Each Major Investor shall have twenty (20) days from the date notice is given to elect to purchase up to the number of Equity Securities that would, if purchased by such Major Investor, maintain such Major Investor’s percentage- ownership position, calculated as set forth in Section 4.1 before giving effect to the issuance of such Equity Securities. The rights of first refusal established by this Section 4 shall have no application to the Exempted Securities.

SECTION 5. MISCELLANEOUS.

5.1 Governing Law.

(a) This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within Delaware, without reference to conflicts of laws or principles thereof.

(b) The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, State of California.

(c) WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION AGREEMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

5.3 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement. Upon the effectiveness of this Agreement, the Prior IRA shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force or effect.

5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.5 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders or Investors (as the case may be) under this Agreement may be waived, only upon the written consent of the Company and the holders of at least 75% of the Registrable Securities then outstanding; provided however that (i) Section 3.4(a) shall not be amended or waived without the consent of Vivo and OrbiMed and (ii) Section 3.4(b) shall not be amended or waived without the consent of Cormorant; and provided further that, in addition to any other approval requirement hereunder, the amendment or waiver of any right or obligation of the Major Investor shall require the approval of a the holders of a majority of the Registrable Securities held by the Major Investors. Notwithstanding the foregoing this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, modification, termination, or waiver applies to all similarly situated Investors in the same fashion.

(b) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address or electronic mail address as such party may designate by 10 days advance written notice to the other parties hereto. Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the e-mail address set forth below such Investor’s name on the signature page or EXHIBIT A, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each Investor agrees to promptly notify the Company of any change in its e-mail address, and that failure to do so shall not affect the foregoing.

5.8 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all reasonable fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.10 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase

Agreement, any purchaser of such shares of Preferred Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

5.11 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.13 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

5.14 Termination. Except with respect to the sections hereof which have specific termination terms, this Agreement shall terminate and be of no further force or effect upon the earlier of: (i) an Acquisition, Asset Transfer or other Liquidation Event in which the consideration paid to the Company’s stockholders is solely cash and/or marketable securities; or (ii) the date three years following the Qualified IPO.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

BLOSSOMHILL THERAPEUTICS, INC.

Signature:	/s/ Jingrong Jean Cui
Print Name: Jingrong Jean Cui
Title: President and Chief Executive Officer
Address:	3525 John Hopkins Court, Suite 100 San Diego, CA 92121

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR(S):

THE LI AND CUI FAMILY TRUST

Signature:	/s/ Yishan Li
Print Name: Yishan Li
Title: Trustee
(if applicable)

THE CATHERINE ZHINAN LI GST EXEMPT TRUST

Signature:	/s/ Jianian Zhang
Print Name: Jianian Zhang
Title: Trustee
(if applicable)

THE JACQUELINE ZHISHAN LI GST EXEMPT TRUST

Signature:	/s/ Jianian Zhang
Print Name: Jianian Zhang
Title: Trustee
(if applicable)

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

VIVO INNOVATION FUND II HOLDINGS, L.P.

By:	Vivo Innovation II, LLC, General Partner

By:	/s/ Hongbo Lu
Name: Hongbo Lu
Title: Managing Member

Address for Notices:

[***]

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

OrbiMed Private Investments VIII, LP

By:	OrbiMed Capital GP VIII LLC,its General Partner

By:	OrbiMed Advisors LLC,its Managing Member

By:	/s/ Carl Gordon
Name: Carl Gordon
Title: Member

Address for Notices:

[***]

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

CORMORANT PRIVATE HEALTHCARE FUND III, LP

By:	Cormorant Private Healthcare GP III, LLC

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member

CORMORANT PRIVATE HEALTHCARE FUND V, LP

By:	Cormorant Private Healthcare GP V, LLC

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP

By:	Cormorant Global Healthcare GP, LLC

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member

CRMA SPV, L.P.

By:	Cormorant Asset Management, LP

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Attorney-in-fact

Address for Notices to above Cormorant Entities:

[***]

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

HERCULES BIOVENTURE, L.P.

By:	/s/ George Lee
Name: George Lee
Title: General Partner

HERCULES BIOVENTURE II, L.P.

By:	/s/ George Lee
Name: George Lee
Title: General Partner

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

JACK INVESTMENT CO., LTD.

By:	/s/ Fu-Lung Hsu
Name: Fu-Lung Hsu
Title: CEO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

CHAICO INVESTMENT CORPORATION

By:	/s/ Kevin Liao
Name: Kevin Liao
Title: Director

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

BIO INTECH, LTD.

By:	/s/ Ya-Huei Chen-Huang
Name: Ya-Huei Chen-Huang
Title: Director

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

MONEF VENTURES, LLC

By:	/s/ Kimberly L. Chu
Name: Kimberly L. Chu
Title: Manager

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

HONG TAI ELECTRIC INDUSTRIAL CO. LTD.

By:	/s/ Lawrence Li Chen
Name: Lawrence Li Chen
Title: Vice President

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

EUREKA BIOVENTURE PARTNERS

By:	/s/ George Lee
Name: George Lee
Title: General Partner

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Chieh-Chih Chen
Name:	Chieh-Chih Chen

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Hsiu-Hui Chang
Name:	Hsiu-Hui Chang

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Ju-Yin Chang
Name:	Ju-Yin Chang

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Chun-I Lee
Name:	Chun-I Lee

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Megan S. Lee
Name: Megan S. Lee

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

KENSON VENTURES, LLC

By:	/s/ Kenneth Fong
Name: Kenneth Fong
Title: Chairman

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

ISABELLA FONG AND ELENA FONG TRUSTS

By:	/s/ Kenneth Fong
Name: Kenneth Fong
Title: Chairman

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Jingxiao Cui
Name: Jingxiao Cui

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Jingwei Cui
Name: Jingwei Cui

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Han Zhang
Name: Han Zhang

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Shengxin Zhang
Name: Shengxin Zhang

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Sai-Hong Ignatius Ou
Name: Sai-Hong Ignatius Ou

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Haiyan (George) Dai
Name: Haiyan (George) Dai

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Li Shen
Name: Li Shen

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

JUSO LLC

By:	/s/ Kraig Kayser
Name: Kraig Kayser
Title: Owner

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

COLT BLOSSOM HILL, LLC

By:	/s/ Sundeep Agrawal
Name: Sundeep Agrawal
Title: General Partner

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

FS VENTURE LTD.

By:	/s/ Liang, Hsiao-Chen
Name: Liang, Hsiao-Chen
Title: Director

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

H&D ASSET MANAGEMENT CO., LTD.

By:	/s/ Ping-Yu Chu
Name: Ping-Yu Chu
Title: Chairman

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

H&D NO. 3 INVESTMENT HOLDING LIMITED

By:	/s/ Cheng-Wei Chu
Name: Cheng-Wei Chu
Title: Director

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Hsiu-Yueh Chen
Name: Hsiu-Yueh Chen

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

CDIB CAPITAL HEALTHCARE VENTURES II LIMITED PARTNERSHIP

By:	CDIB Capital Management Corporation its General Partner

By:	/s/ James C. Ho
Name: James C. Ho
Title: Chairman

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

HARBINGER VIII VENTURE CAPITAL CORP.

By:	/s/ TC Chou
Name: TC Chou
Title: President

HARBINGER RUYI VENTURE LIMITED

By:	/s/ TC Chou
Name: TC Chou
Title: President

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Ping-Yu Chu
Name: Ping-Yu Chu

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

RONGSHAN, LLC

By:	/s/ Yishan Li
Name: Yishan Li
Title: Manager

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

KBD GROUP LLC

By:	/s/ Kenneth Fong
Name: Kenneth Fong
Title: Chairman

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

HOLLY SPIRIT COMPANY, LTD.

By:	/s/ Chun Chien Shih
Name: Chun Chien Shih
Title:

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

LION CREST LIMITED

By:	/s/ Lawrence Li Chen
Name: Lawrence Li Chen
Title: Vice President

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Den-Nan Fu
Name: Den-Nan Fu

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Zhengtian Gu
Name: Zhengtian Gu

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ I-Hui Chen
Name: I-Hui Chen

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Szu-Jou Chen
Name: Szu-Jou Chen

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Wan-Hua Lee
Name: Wan-Hua Lee

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Chi-Chen Lee
Name: Chi-Chen Lee

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Jung-Min Liao
Name: Jung-Min Liao

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Abel Po-Hao Huang
Name: Abel Po-Hao Huang

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

MASTER LINK (ASIA) COMPANY LIMITED

By:	/s/ Anan Shi
Name: Anan Shi
Title: Director

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Chih-Ming Chen
Name: Chih-Ming Chen

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

PRIMER VENTURES I, LP

By:	Primer Ventures I GP, LLC its General Partner

By:	/s/ Alexis Ji
Name: Alexis Ji
Title: Managing Member
Email: [***]

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Jingwei Cui
Name: Jingwei Cui

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

/s/ Meijuan Zhou
Name: Meijuan Zhou

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

HOFFMAN FAMILY 2020 TRUST

By:	/s/ Lin Sun Hoffman
Name: Lin Sun Hoffman
Title: Trustee

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

WALTER T. LIPTAK REVOCABLE TRUST

By:	/s/ Walter Liptak
Name: Walter Liptak
Title: Owner

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date first above written.

PLAISANCE VENTURE FUND II L.P.

By:	/s/ Wen Zhang
Name: Wen Zhang
Title: Managing Partner

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

JOINDER AGREEMENT AND COUNTERPART SIGNATURE PAGE

March 6, 2025

The undersigned delivers this Joinder Agreement and Counterpart Signature Page (this “Agreement”) in connection with the transfer to the undersigned of shares of capital stock (the “Shares”) of BlossomHill Therapeutics, Inc. (the “Company”) on the date hereof.

By execution and delivery of this Agreement, the undersigned hereby agrees to become a party to and be bound by the terms and conditions of each of the following agreements, or to the extent the undersigned is currently a party to such agreements, confirms that the undersigned remains bound by the terms and conditions of each, in each case in the same manner and same capacity as the transferor of the Shares is bound with respect to the Shares: that certain Third Amended and Restated Investors’ Rights Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time; that certain Third Amended and Restated Voting Rights Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time; and that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time;.

The undersigned further authorizes this signature page to be attached to the above-referenced agreements, or counterparts thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

/s/ Jia-De Chu
Jia-De Chu

MINOR TRANSFEREE’S PARENT OR LEGAL GUARDIAN:

I have read, understand, and on behalf of the Transferee, a minor for whom I have legal authority, I accept this Agreement and acknowledge having been given the opportunity to review it with independent legal counsel.

/s/ Ping-Yu Chu	March 6, 2025
Parent/Guardian Signature	Date

Ping-Yu Chu
Printed Name

/s/ Yuli Zhou	March 6, 2025
Parent/Guardian Signature	Date

Yuli Zhou
Printed Name

Agreed and Accepted:

BlossomHill Therapeutics, Inc.

By:	/s/ Jingrong Jean Cui
Name:	Jingrong Jean Cui
Title:	President and Chief Executive Officer

JOINDER AGREEMENT AND COUNTERPART SIGNATURE PAGE

March 6, 2025

The undersigned delivers this Joinder Agreement and Counterpart Signature Page (this “Agreement”) in connection with the transfer to the undersigned of shares of capital stock (the “Shares”) of BlossomHill Therapeutics, Inc. (the “Company”) on the date hereof.

By execution and delivery of this Agreement, the undersigned hereby agrees to become a party to and be bound by the terms and conditions of each of the following agreements, or to the extent the undersigned is currently a party to such agreements, confirms that the undersigned remains bound by the terms and conditions of each, in each case in the same manner and same capacity as the transferor of the Shares is bound with respect to the Shares: that certain Third Amended and Restated Investors’ Rights Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time; that certain Third Amended and Restated Voting Rights Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time; and that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time;.

The undersigned further authorizes this signature page to be attached to the above-referenced agreements, or counterparts thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

/s/ Yuli Zhou
Yuli Zhou

Agreed and Accepted:

BlossomHill Therapeutics, Inc.

By:	/s/ Jingrong Jean Cui
Name:	Jingrong Jean Cui
Title:	President and Chief Executive Officer

JOINDER AGREEMENT AND COUNTERPART SIGNATURE PAGE

March 6, 2025

The undersigned delivers this Joinder Agreement and Counterpart Signature Page (this “Agreement”) in connection with the transfer to the undersigned of shares of capital stock (the “Shares”) of BlossomHill Therapeutics, Inc. (the “Company”) on the date hereof.

By execution and delivery of this Agreement, the undersigned hereby agrees to become a party to and be bound by the terms and conditions of each of the following agreements, or to the extent the undersigned is currently a party to such agreements, confirms that the undersigned remains bound by the terms and conditions of each, in each case in the same manner and same capacity as the transferor of the Shares is bound with respect to the Shares: that certain Third Amended and Restated Investors’ Rights Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time; that certain Third Amended and Restated Voting Rights Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time; and that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time;.

The undersigned further authorizes this signature page to be attached to the above-referenced agreements, or counterparts thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

/s/ Zi-Yi Chu
Zi-Yi Chu

MINOR TRANSFEREE’S PARENT OR LEGAL GUARDIAN:

I have read, understand, and on behalf of the Transferee, a minor for whom I have legal authority, I accept this Agreement and acknowledge having been given the opportunity to review it with independent legal counsel.

/s/ Ping-Yu Chu	March 6, 2025
Parent/Guardian Signature	Date

Ping-Yu Chu
Printed Name

/s/ Yuli Zhou	March 6, 2025
Parent/Guardian Signature	Date

Yuli Zhou
Printed Name

Agreed and Accepted:

BlossomHill Therapeutics, Inc.

By:	/s/ Jingrong Jean Cui
Name:	Jingrong Jean Cui
Title:	President and Chief Executive Officer

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

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IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

ALPHA PORTSIDE LIMITED

By:	Glorious Harvest Holdings Limited
Its:	Corporate Director

By:	/s/ HAN Jianchiu
Name: HAN Jianchiu
Title: Director

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

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IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

BIOTRACK CAPITAL FUND II, LP

By:	/s/ Penghui Chen
Name: Penghui Chen
Title: Authorized Signatory

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

BRAHMA BLOSSOMHILL PARTNERS, LLC

By:	/s/ Sundeep Agrawal
Name: Sundeep Agrawal
Title: Authorized Representative

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

CORMORANT PRIVATE HEALTHCARE FUND VI, LP

By:	Cormorant Private Healthcare GP VI, LP

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member
Address for Notice:
[***]

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

FENG SHEN HSIAO

By:	/s/ Feng Shen Hsiao

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

FRANK SHEN

By:	/s/ Frank Shen

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

FS VENTURE L.P.

By:	/s/ Hsiao-Chen Liang
Name: Hsiao-Chen Liang
Title: Authorized Signatory

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

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IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

GC&H INVESTMENTS, L.P.

By:	GC&H Investment Management, LLC Its General Partner

By:	/s/ Elzbieta Gibbons
Name: Elzbieta Gibbons or Melissa Roque
Title: Authorized Signatory

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

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IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

HARBINGER IX VENTURE CAPITAL CORP.

By:	/s/ TC Chou
Name: TC Chou
Title: Chief Executive Officer

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

JANUS HENDERSON BIOTECH INNOVATION MASTER FUND LIMITED

By:	Janus Henderson Investors US LLC, its investment advisor

By:	/s/ Agustin Mohedas
Name: Agustin Mohedas
Title: Authorized Signatory

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

JOHN C. FONG REVOCABLE TRUST U/A/D 2/9/2022

By:	/s/ John C. Fong
Name: John C. Fong
Title: Trustee

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

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IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

MARK HILDERBRAND

By:	/s/ Mark Hilderbrand

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

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IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

THE LUO-CHEN FAMILY TRUST

By:	/s/ Yuling Luo
Name: Yuling Luo
Title: Trustee

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

JOINDER AGREEMENT AND COUNTERPART SIGNATURE PAGE

December 16, 2025

The undersigned delivers this Joinder Agreement and Counterpart Signature Page (this “Agreement”) in connection with the transfer to the undersigned of shares of capital stock (the “Shares”) of BlossomHill Therapeutics, Inc. (the “Company”) on the date hereof.

By execution and delivery of this Agreement, the undersigned hereby agrees to become a party to and be bound by the terms and conditions of each of the following agreements, or to the extent the undersigned is currently a party to such agreements, confirms that the undersigned remains bound by the terms and conditions of each, in each case in the same manner and same capacity as the transferor of the Shares is bound with respect to the Shares: that certain Third Amended and Restated Investors’ Rights Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time; that certain Third Amended and Restated Voting Rights Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time; and that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of December 28, 2023, by and among the Company and the other parties thereto, as may be amended or amended and restated from time to time;.

The undersigned further authorizes this signature page to be attached to the above-referenced agreements, or counterparts thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

/s/ Walter S. Liptak
Walter S. Liptak
Agreed and Accepted:
BlossomHill Therapeutics, Inc.

By:	/s/ Jingrong Jean Cui
Name: Jingrong Jean Cui
Title: President and Chief Executive Officer

COUNTERPART SIGNATURE PAGE TO

BLOSSOMHILL THERAPEUTICS, INC.

RELATED AGREEMENTS

November 25, 2025

The undersigned desires to purchase shares of Series B Preferred Stock (the “Series B Preferred”) of BLOSSOMHILL THERAPEUTICS, INC., a Delaware corporation (the “Company”) in the Closing, as defined in that certain Series B Preferred Stock Purchase Agreement, dated November 25, 2025, by and among the Company and the investors listed on Exhibit A thereto (the “Purchase Agreement”).

In connection with the Closing, the undersigned hereby agrees to become a party to, subject to and bound by the terms and conditions of (i) that certain Third Amended and Restated Investor Rights Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A thereto (the “Investor Rights Agreement”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Co-Sale Agreement”), and (iii) that certain Third Amended and Restated Voting Agreement, dated December 28, 2023, by and among the Company and the parties listed on Exhibit A and on Exhibit B thereto (the “Voting Agreement” and, together with the Investor Rights Agreement and the Co-Sale Agreement, each as amended from time to time, the “Related Agreements”). Upon the execution and delivery of this counterpart signature page and payment to the Company of the purchase price of the shares of Series B Preferred being purchased by the undersigned at the Closing, the undersigned shall be deemed an “Investor” and a party for all purposes under each of the Investor Rights Agreement and the Co-Sale Agreement, and an “Investor,” a “Stockholder” and a party for all purposes under the Voting Agreement.

The undersigned hereby certifies that the undersigned has read and understands each of the Related Agreements.

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IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page to the Related Agreements as of the date first written above.

WILLIAM G. FRIEDMAN

By:	/s/ William G. Friedman

[Signature Page to BlossomHill Therapeutics, Inc. Counterpart Signature Page to the Related Agreements]

EXHIBIT A

SCHEDULE OF INVESTORS

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